UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 28, 2004

INTERNATIONAL LEASE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-31616	22-3059110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Boulevard, Suite 3400
Los Angeles, California 90067
(Address of principal executive offices, including zip code)

(310) 788-1999
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 5.1

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description
1.1	Distribution Agreement, dated December 28, 2004, between the Registrant and ABN AMRO Incorporated, Banc of America Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, relating to the Registrant’s Medium-Term Notes, Series Q (the “Notes”).

4.1	Officers’ Certificate (without exhibits), dated December 28, 2004, establishing the terms of the Notes.

4.2	Form of Certificate for the Global Floating Rate Note.

4.3	Form of Certificate for the Global Fixed Rate Note.

5.1	Opinion of O’Melveny & Myers LLP regarding the legality of the Notes.

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).

1

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

By:	/s/ Alan H. Lund

Alan H. Lund
Vice Chairman and Chief Financial Officer

DATED: December 28, 2004

EXHIBIT INDEX

Exhibit No.	Description
1.1	Distribution Agreement, dated December 28, 2004, between the Registrant and ABN AMRO Incorporated, Banc of America Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, relating to the Registrant’s Medium-Term Notes, Series Q (the “Notes”).

4.1	Officers’ Certificate (without exhibits), dated December 28, 2004, establishing the terms of the Notes.

4.2	Form of Certificate for the Global Floating Rate Note.

4.3	Form of Certificate for the Global Fixed Rate Note.

5.1	Opinion of O’Melveny & Myers LLP regarding the legality of the Notes.

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).

Exhibit - 1